UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2024

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	000-56617	45-3797537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

609 W/ Dickson St., Suite 102 G
Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 521-9148

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2024, the Board of Directors (the “Board”) of White River Energy Corp (the “Company”) approved the following:

(i)	The Board approved, and the Company entered into, amendments to the respective Employment Agreements with Randy May, Chief Executive Officer, and Jay Puchir, Chief Financial Officer, under which (i) the increase in annual base salary for each of Mr. May and Mr. Puchir to $1,000,000 will become effective on May 1, 2024; and (ii) retroactive to April 1, 2024, Mr. May and Mr. Puchir are eligible to earn a royalty of 1.0% of gross proceeds from the sale of federal income tax credits originally issued to a Native American tribe;

(ii)	The Board appointed Livio Stan, the Chief Executive Officer of Truuli Environmental, Inc., as an “executive officer” of the Company for purposes of the Securities Exchange Act of 1934, and approved certain of Mr. Stan’s employment terms consisting of an annual base salary of $350,000 plus monthly stipends for car and phone allowances; 4,230,000 restricted stock units (“RSUs”) under the Company’s 2022 Equity Incentive Plan (the “Plan”) vesting equally over a five year period subject to continued service as an employee of the Company; a 0.5% commission on all gross proceeds from sales of federal income tax credits; and the right to purchase tax credits at a purchase price of $0.50 per $1.00 of tax credits, provided that Mr. Stan will be limited to purchasing a number of tax credits amounting to his taxable income for the current or prior year resulting in a net $0 federal tax liability. The Board previously approved a grant of 4,230,000 RSUs (the “Prior Grant”) to Mr. Stan, but the Prior Grant was cancelled to effect the grant of 4,230,000 RSUs under Mr. Stan’s Employment Agreement with the Company;

(iii)	The Board adopted an amendment to the Plan to increase the number of shares authorized under the Plan to 31,500,000 shares;

(iv)	The Board approved and the Company granted each of its non-employee directors, Greg Landis, Danny Hames, and James Cahill, 250,000 RSUs under the Plan, vesting over one-year in four equal quarterly installments on the last day of each quarter beginning with the quarterly period beginning on April 1, 2024, subject to continued services as a director on the applicable vesting date;

(v)	The Board approved an amendment to the delivery terms of all outstanding RSUs issued under the Plan, including those granted to the executive officers and directors referred to above, to provide that the shares of common stock underlying the RSUs will be delivered promptly following each applicable vesting date, subject to continued services with the Company as of the applicable vesting date.

On April 23, 2024, the Company amended its Employment Agreement with Richard Horgan, the Company’s Senior Vice President of Mergers and Acquisitions, pursuant to which Mr. Horgan’s annual base salary was increased to $225,000 effective May 1, 2024. Mr. Horgan is the son-in-law of our Chief Executive Officer, Randy May. The foregoing description of the amendment to the Employment Agreement with Mr. Horgan does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.4.

The descriptions of the Employment Agreements described above do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1 through 10.4.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required under Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K regarding the RSU grants is incorporated into this Item 3.02 by reference.

As of April 23, 2024, the Company has issued 4,100,864 shares of Common Stock pursuant to vested RSUs modified as discussed above.

In addition, on April 24, 2024, the Company granted certain employees a total of 1,775,000 RSUs under the Plan. These RSUs are subject to time-based vesting conditions in installments, in each case subject to continued employment with the Company as of each the vesting date.

The foregoing transactions were or will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2024, the Board appointed Mr. Livio Stan, 55, as an executive officer, as that term is defined under the Securities Exchange Act of 1934 in 17 C.F.R. § 240.3b-7, of the Company. Prior to joining the Company, Mr. Stan served as the Chief Executive Officer of Truuli Environmental Inc. since 2022, and of Lion Vista Global Ventures LLC since 2006. Each of these businesses was acquired by the Company on April 1, 2024, as previously disclosed in the Company’s Current Report on Form 8-K filed on April 5, 2024.

There was no arrangement or understanding between Mr. Stan and any other persons pursuant to which he was selected as an officer or director and there are no related party transactions between the Company and Mr. Stan reportable under Item 404(a) of Regulation S-K.

To the extent Item 5.02 of Form 8-K requires, the information contained in Item 1.01 of this Current Report on Form 8-K regarding the amendment to the Plan and the compensation arrangements to directors and officers set forth and referenced in Item 1.01 are incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Amendment No. 1 to Jay Puchir Employment Agreement				Filed
10.2	Amendment No. 1 to Randy May Employment Agreement				Filed
10.3	Livio Stan Employment Agreement *				Filed
10.4	Amendment No. 1 to Richard Horgan Employment Agreement				Filed
10.5	Amendment to 2022 Equity Incentive Plan				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: April 29, 2024	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Financial Officer